--------------------------------------------------------------------------------
                                                 WEITZ SERIES FUND, INC.

                                               FIXED INCOME PORTFOLIO

                                               S E M I - A N N U A L

                                                    R E P O R T

                                                   SEPTEMBER 30, 1996

                                              ONE PACIFIC PLACE, SUITE 600
                                                  1125 SOUTH 103 STREET
                                               OMAHA, NEBRASKA 68124-6008

                                                      402-391-1980
                                                      800-232-4161
                                                    402-391-2125 FAX

                WEITZ SERIES FUND INC. -- FIXED INCOME PORTFOLIO
                          PERFORMANCE SINCE INCEPTION

A long-term perspective on our fund's performance is shown below. The table shows how an investment of $10,000 in the Fixed Income Portfolio at its inception would have grown over the years (after deducting all fees and expenses and assuming reinvestment of all dividends). The table also sets forth average annual total return data for the Fixed Income Portfolio for the one and five year periods ended September 30, 1996, and for the period since inception, calculated in accordance with SEC standardized formulas.

                             VALUE OF        VALUE OF         VALUE OF
                              INITIAL       CUMULATIVE       CUMULATIVE      TOTAL
                              $10,000      CAPITAL GAIN      REINVESTED    VALUE OF   ANNUAL RATE
PERIOD ENDED                INVESTMENT     DISTRIBUTIONS      DIVIDENDS     SHARES     OF RETURN
--------------------------  -----------  -----------------  -------------  ---------  -----------

Dec. 23, 1988                $  10,000              --               --    $  10,000         --
Dec. 31, 1988                    9,939              --               68       10,007         --
Dec. 31, 1989                   10,020              --              900       10,920        9.1%
Dec. 31, 1990                   10,232              12            1,661       11,905        9.0
Dec. 31, 1991                   10,625              13            2,597       13,235       11.4
Dec. 31, 1992                   10,557              13            3,396       13,966        5.5
Dec. 31, 1993                   10,820              14            4,258       15,092        8.1
Dec. 31, 1994                    9,961              13            4,763       14,737       -2.4
Dec. 31, 1995                   10,847              14            6,199       17,060       15.8
Sept. 30, 1996 (9 Mos.)         10,671              14            6,619       17,304        1.4

The Portfolio's average annual total return for the one and five year periods ended September 30, 1996, and for the period since inception (December 23, 1988), were 4.8%, 6.2% and 7.3%, respectively. These returns assume redemption at the end of each period.

Since inception, the total amount of capital gains distributions reinvested in shares was $13, and the total amount of "income" distributions reinvested was $6,468. This information represents past performance of the Portfolio and is not indicative of future performance. The investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Additional information is available from Wallace R. Weitz & Co. at the address listed on the front cover.

               WEITZ SERIES FUND, INC. -- FIXED INCOME PORTFOLIO
                    SEPTEMBER 30, 1996 - SEMI-ANNUAL REPORT

                                                                 October 3, 1996

Dear Fellow Shareholder:

      The Fixed Income Portfolio's total return for the third quarter of 1996 was +2.0%, which consisted of +1.6% from net interest income (after deducting fees and expenses) and +.4% from (unrealized) appreciation of our bonds. This brings our year to date return, as shown on the previous page, to +1.4%. The table below summarizes total return data for our fund as well as the average intermediate-term, investment grade fixed income fund. (Returns shown are after deducting all fees and expenses.)

                                                                                YEAR
                                                                   3RD Q       TO DATE      1 YEAR       5 YEARS
                                                                -----------  -----------  -----------  -----------
Fixed Income Portfolio                                                 2.0%         1.4%         4.8%         6.2%
Average Intermediate Investment
 Grade Fixed Income Fund*                                              1.8%         0.3%         4.3%         7.0%

     *Source: Lipper Analytical Services

OVERVIEW

      Interest rates edged down slightly in the third quarter with returns for fixed income investors consisting primarily of coupon payments on positions in their portfolios. Attention was once again focused on each piece of economic data released in an attempt to discern the direction of the economy. Any news of a possibly overheating economy caused the market to react in a hypersensitive fashion with economic forecasts changing with each new piece of the puzzle.

      The current picture continues to remain quite confusing, but generally benign. While economic growth continues to surprise market participants on the upside, inflationary pressures continue to remain absent. Given this complicated scenario, the Federal Reserve opted to leave short-term interest rates unchanged at their regularly scheduled meetings during the quarter. The Fed's action (or more precisely, inaction), coupled with building confidence that Alan Greenspan & Co. will not let inflation get out of the bag anytime soon, allowed fixed income securities to post modest gains for the quarter.

      We remain committed to an investment philosophy (namely, achieving a high level of current income consistent with the preservation of capital through the purchase of short to intermediate-term, high-quality bonds) which we feel allows us to capture most of the returns on long-term bonds with substantially less risk. This approach, as the table on page 2 illustrates, should continue to allow us to outperform the average fund in our class when interest rates are rising which has been the case so far in 1996. Conversely, our conservative strategy will likely act as a drag on returns should interest rates decline sharply. We will continue to refrain from making any investment whose success depends on a correct interest rate prediction. Given the large number of variables which interact to create the price of money, i.e. interest rates, we feel very comfortable with this position.

PORTFOLIO REVIEW

      We didn't make major changes to the portfolio during the quarter. The entire portfolio is listed later in this report, but the following table provides a snap-shot of some of the vital characteristics as of September 30:

Average Maturity              9.4 years
Average Duration              4.6 years
Average Coupon                7.1%
30-Day SEC Yield at 9-30-96   6.4%
Average Rating                AA

      If you have any questions about this letter or about our portfolio, please feel free to call either of us any time.

                            Best regards,

/s/ Wallace Weitz                     /s/ Thomas Carney
Wallace R. Weitz                      Thomas D. Carney
President, Portfolio Manager          Portfolio Manager

               WEITZ SERIES FUND, INC. -- FIXED INCOME PORTFOLIO
                     SCHEDULE OF INVESTMENTS IN SECURITIES
                               SEPTEMBER 30, 1996
                                  (UNAUDITED)

           FACE
RATING    AMOUNT                                                           COST         VALUE
------  ----------                                                      -----------  ------------
                    CORPORATE BONDS -- 31.2%
AA-     $  250,000  Norwest Financial Corp. Notes 7.1% 11/15/96         $   250,000  $   250,383
A          500,000  Lehman Brothers Holdings Notes 7.625% 7/15/99           500,226      509,212
BBB        500,000  Salomon, Inc. Sr. Notes 7.125% 8/1/99                   500,000      501,890
A          500,000  Phillip Morris Notes 7.125% 8/15/02                     500,000      495,588
BBB-       500,000  Tenneco, Inc. Notes 7.875% 10/1/02                      498,069      517,175
B+          75,000  Homeside Inc. 11.25% 5/15/03                             75,000       81,000
A+       1,000,000  Merrill Lynch Notes 7.25% 6/14/04                       998,409    1,007,062
BBB-     1,000,000  ConAgra, Inc. Sub. Notes 7.4% 9/15/04                 1,000,000      999,940
A-         600,000  General Motors Acceptance Corp. Debs. 6.625%
                     10/15/05                                               596,933      569,735
BB         200,000  Dime Savings 10.5% 11/15/05                             214,732      216,500
AAA          1,000  Berkshire Hathaway, Inc. Debs. 9.75% 1/15/18              1,063        1,058
                                                                        -----------  ------------
                    Total Corporate Bonds                                 5,134,432    5,149,543
                                                                        -----------  ------------

                    MORTGAGE-BACKED SECURITIES -- 10.0%
AAA         68,009  Federal Home Loan Mtg. REMIC Planned Amortization
                     Class 9.0% 11/15/19 (Avg. Life 0.5 years)               68,009       68,009
AAA         87,379  Federal Natl. Mtg Assn. 11.0% 1/1/01 (Avg. Life
                     1.7 years)                                              89,575       90,874
AAA         93,855  Federal Home Loan Mtg. Corp. 9.5% 9/1/03 (Avg.
                     Life 2.7 years)                                         93,856       97,375
AAA        500,000  Federal Natl. Mtg. Assn. REMIC Planned
                     Amortization Class 6.5% 10/25/18 (Avg. Life 7.1
                     years)                                                 485,088      467,812
AAA        500,000  Federal Home Loan Mtg. Corp. REMIC Planned
                     Amortization Class 6.65% 9/15/21 (Avg. Life 8.3
                     yrs)                                                   489,928      465,938
AAA        500,000  Federal Home Loan Mtg. Corp. REMIC Planned
                     Amortization Class 7.0% 7/15/21 (Avg. Life 11.9
                     yrs)                                                   495,117      465,313
                                                                        -----------  ------------
                    Total Mortgage-Backed Securities                      1,721,573    1,655,321
                                                                        -----------  ------------

                    TAXABLE MUNICIPAL BONDS -- 5.3%
AA+        140,000  Missouri Hsg. Dev. Comm. 8.6% 9/1/05                    140,934      140,700
AAA        250,000  Oklahoma Hsg. Fin. Auth. 8.7% 9/1/13                    250,000      251,250
AAA        500,000  Oklahoma Hsg. Fin. Auth. 7.3% 12/1/14                   500,000      480,520
                                                                        -----------  ------------
                    Total Taxable Municipal Bonds                           890,934      872,470
                                                                        -----------  ------------

                See accompanying notes to financial statements.

               WEITZ SERIES FUND, INC. -- FIXED INCOME PORTFOLIO
                SCHEDULE OF INVESTMENTS IN SECURITIES, CONTINUED

           FACE
RATING    AMOUNT                                                           COST         VALUE
------  ----------                                                      -----------  ------------
                    U.S. GOVERNMENT AND AGENCY SECURITIES -- 50.9%
AAA     $  100,125  U.S. Treasury Zero Coupon Receipts 2/15/97          $    97,986  $    97,990
AAA        100,100  U.S. Treasury Zero Coupon Receipts 2/15/98               92,732       91,976
AAA         99,960  U.S. Treasury Zero Coupon Receipts 2/15/99               86,971       85,949
AAA        200,000  Federal Home Loan Bank 6.0% 4/12/01                     199,879      199,930
AAA      1,000,000  Federal Home Loan Bank 7.01% 7/30/01                  1,000,000      998,806
AAA      2,500,000  Federal Natl. Mtg. Assn. 7.55% 6/10/04                2,498,259    2,514,795
AAA        500,000  Federal Natl. Mtg. Assn. 8.05% 7/14/04                  505,091      503,101
AAA        100,000  U.S. Treasury Note 8.25% 5/15/05                        104,474      104,891
AAA      1,000,000  Federal Home Loan Mtg. Corp. 7.09% 6/1/05             1,002,724      982,781
AAA        500,000  Federal Home Loan Bank 6.44% 11/28/05                   500,720      483,906
AAA      1,000,000  Federal Natl. Mtg. Assn. 6.64% 2/02/06                1,000,000      949,279
AAA        500,000  Federal Home Loan Mtg. Corp. 6.407% 2/22/06             496,485      472,183
AAA      1,000,000  Federal Home Loan Mtg. Corp. 6.77% 3/21/11              920,842      932,500
                                                                        -----------  ------------
                    Total U.S. Government and Agency Securities           8,506,163    8,418,087
                                                                        -----------  ------------

                    SHORT-TERM SECURITIES -- 1.1%
           177,084  Norwest U.S. Government Money Market Fund, 5.0%         177,084      177,084
                                                                        -----------  ------------
                    Total Investments in Securities                     $16,430,186   16,272,505
                                                                        -----------
                                                                        -----------  ------------
                    Other Assets Less Liabilities -- 1.5%
                                                                                         253,543
                                                                                     ------------
                    Total Net Assets -- 100%                                         $16,526,048
                                                                                     ------------
                                                                                     ------------
                    Net Asset Value Per Share                                        $    10.823
                                                                                     ------------
                                                                                     ------------

                See accompanying notes to financial statements.

               WEITZ SERIES FUND, INC. -- FIXED INCOME PORTFOLIO
                      STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 1996
                                  (UNAUDITED)

Assets:
    Investment in securities at value (cost $16,430,186)      $ 16,272,505
    Accrued interest                                               258,929
    Prepaid expenses                                                 1,452
                                                              ------------
            Total assets                                        16,532,886
                                                              ------------

Liabilities:
    Due to adviser                                                   6,838
                                                              ------------

Net assets applicable to outstanding capital stock            $ 16,526,048
                                                              ------------
                                                              ------------

Net assets represented by:
    Capital stock outstanding, at par (note 4)                       1,527
    Additional paid-in capital                                  16,870,748
    Accumulated undistributed net investment income                272,421
    Accumulated undistributed net realized loss                   (460,967)
    Net unrealized depreciation of investments (note 5)           (157,681)
                                                              ------------
            Total representing net assets applicable to
             shares outstanding                               $ 16,526,048
                                                              ------------
                                                              ------------

Net asset value per share of outstanding capital stock
 (1,526,926 shares outstanding)                               $     10.823
                                                              ------------
                                                              ------------

                See accompanying notes to financial statements.

               WEITZ SERIES FUND, INC. -- FIXED INCOME PORTFOLIO
                            STATEMENT OF OPERATIONS
                      SIX MONTHS ENDED SEPTEMBER 30, 1996
                                  (UNAUDITED)

Investment income:
    Interest                                                             $ 593,856
                                                                         ---------

Expenses (note 3):
    Investment advisory fee                                   $  41,811
    Administrative fee                                           20,905
    Audit fee                                                     7,422
    Bank custodial fee                                            2,508
    Registration expense                                          4,246
    Other expenses                                                1,503
                                                              ---------
        Total expenses                                                      78,395
    Less administrative fee waived and other expenses
     assumed
     by investment adviser                                                 (15,679)
                                                                         ---------
        Net expenses                                                        62,716
                                                                         ---------

        Net investment income                                              531,140
                                                                         ---------

Realized and unrealized loss on investments:
    Realized loss on investments                                           (15,760)
    Net unrealized depreciation of investments                            (124,474)
                                                                         ---------
            Net realized and unrealized loss on investments               (140,234)
                                                                         ---------

            Net increase in net assets resulting from
             operations                                                  $ 390,906
                                                                         ---------
                                                                         ---------

                See accompanying notes to financial statements.

               WEITZ SERIES FUND, INC. -- FIXED INCOME PORTFOLIO
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                     SIX MONTHS
                                                                                        ENDED
                                                                                      SEPT. 30,
                                                                                        1996         YEAR ENDED
                                                                                     (UNAUDITED)   MARCH 31, 1996
                                                                                    -------------  --------------
Increase (decrease) in net assets:
    From operations:
        Net investment income                                                        $   531,140    $    883,164
        Net realized gain (loss)                                                         (15,760)         20,379
        Unrealized appreciation (depreciation)                                          (124,474)        229,011
                                                                                    -------------  --------------
            Net increase in net assets resulting from operations                         390,906       1,132,554
                                                                                    -------------  --------------

    Distributions to shareholders from:
        Net investment income                                                           (507,420)       (835,268)
        Net realized gain                                                                     --              --
                                                                                    -------------  --------------
            Total distributions                                                         (507,420)       (835,268)
                                                                                    -------------  --------------

    Capital share transactions (note 4):
        Proceeds from sales                                                            2,842,963       8,446,107
        Payments for redemptions                                                      (3,572,589)     (4,445,863)
        Reinvestment of distributions                                                    470,814         780,100
                                                                                    -------------  --------------
            Total increase (decrease) from capital share transactions                   (258,812)      4,780,344
                                                                                    -------------  --------------
            Total increase (decrease) in net assets                                     (375,326)      5,077,630
                                                                                    -------------  --------------

Net assets:

    Beginning of period                                                               16,901,374      11,823,744
                                                                                    -------------  --------------

    End of period                                                                    $16,526,048    $ 16,901,374
                                                                                    -------------  --------------
                                                                                    -------------  --------------

                See accompanying notes to financial statements.

               WEITZ SERIES FUND, INC. -- FIXED INCOME PORTFOLIO
                              FINANCIAL HIGHLIGHTS

The following financial information provides selected data for a share of the Fixed Income Portfolio outstanding throughout the periods indicated.

                                              SIX MONTHS
                                              ENDED SEPT.                         YEAR ENDED MARCH 31,
                                               30, 1996     ----------------------------------------------------------------
                                              (UNAUDITED)     1996       1995       1994       1993       1992       1991
                                             -------------  ---------  ---------  ---------  ---------  ---------  ---------
NET ASSET VALUE, BEGINNING OF PERIOD          $    10.900   $  10.608  $  10.778  $  11.105  $  10.781  $  10.644  $  10.296

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                             0.327       0.645      0.667      0.551      0.615      0.720      0.613
  Net gains or losses on securities
   (realized and unrealized)                       (0.076)      0.312     (0.224)    (0.290)     0.360      0.149      0.417
                                             -------------  ---------  ---------  ---------  ---------  ---------  ---------
  Total from investment operations                  0.251       0.957      0.443      0.261      0.975      0.869      1.030

LESS DISTRIBUTIONS:
  Dividends from net investment income             (0.328)     (0.665)    (0.613)    (0.588)    (0.651)    (0.731)    (0.671)
  Distributions from realized gains                    --          --         --         --         --     (0.001)    (0.011)
                                             -------------  ---------  ---------  ---------  ---------  ---------  ---------
  Total distributions                              (0.328)     (0.665)    (0.613)    (0.588)    (0.651)    (0.732)    (0.682)
                                             -------------  ---------  ---------  ---------  ---------  ---------  ---------

NET ASSET VALUE, END OF PERIOD                $    10.823   $  10.900  $  10.608  $  10.778  $  11.105  $  10.781  $  10.644
                                             -------------  ---------  ---------  ---------  ---------  ---------  ---------
                                             -------------  ---------  ---------  ---------  ---------  ---------  ---------

TOTAL RETURN                                         2.4%+       9.2%       4.4%       2.3%       9.4%       8.6%      10.4%

RATIOS/SUPPLEMENTAL DATA:
Net assets, End of period                     $16,526,048   $16,901,374 $11,823,744 $20,559,783 $19,655,058 $11,691,070 $6,260,787
Ratio of net expenses to average net
 assets++                                           0.75%*      0.75%      0.75%      0.75%      0.76%      0.72%      0.73%
Ratio of net investment income to average
 net assets                                         6.35%*      6.18%      6.16%      4.94%      6.22%      7.50%      8.45%
Portfolio turnover rate                               15%         28%        49%        12%        15%        31%         8%


                                                        DEC. 23, 1988
                                                        (INCEPTION) TO
                                               1990     MARCH 31, 1989
                                             ---------  --------------
NET ASSET VALUE, BEGINNING OF PERIOD         $  10.236    $   10.142
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                          0.874         0.210
  Net gains or losses on securities
   (realized and unrealized)                     0.002        (0.047)
                                             ---------  --------------
  Total from investment operations               0.876         0.163
LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.816)       (0.069)
  Distributions from realized gains                 --            --
                                             ---------  --------------
  Total distributions                           (0.816)       (0.069)
                                             ---------  --------------
NET ASSET VALUE, END OF PERIOD               $  10.296    $   10.236
                                             ---------  --------------
                                             ---------  --------------
TOTAL RETURN                                      8.9%          1.6%+
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of period                    $1,418,604   $1,316,152
Ratio of net expenses to average net
 assets++                                        0.62%         1.00%*
Ratio of net investment income to average
 net assets                                      8.22%         9.32%*
Portfolio turnover rate                            30%            0%

*  Annualized
+  Not annualized
++ Absent voluntary waivers, the expense ratio would have been 0.95% for the year ended March 31, 1996 and 0.94% (annualized) for the six months ended September 30, 1996.
                See accompanying notes to financial statements.

               WEITZ SERIES FUND, INC. -- FIXED INCOME PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 1996
                                  (UNAUDITED)

(1) ORGANIZATION AND BUSINESS CHANGES

    Weitz Series Fund, Inc. (The "Fund"), is registered under the Investment Company Act of 1940 as an open-end management investment company issuing shares in series, each series representing a distinct portfolio with its own investment objectives and policies. At September 30, 1996, the Fund had four series in operation: the Fixed Income Portfolio, the Value Portfolio, the Government Money Market Portfolio, and the Hickory Portfolio. The accompanying financial statements present the financial position and results of operations of the Fixed Income Portfolio (the "Portfolio").

    The Portfolio's investment objective is high current income consistent with preservation of capital. The following significant accounting policies are in accordance with accounting policies generally accepted in the investment company industry.

(2) SIGNIFICANT ACCOUNTING POLICIES

    (A)VALUATION OF INVESTMENTS

       Investment  securities  are  carried  at  market  determined  using   the
       following valuation methods:

       - Securities traded on a national or regional securities exchange are valued at the last quoted sales price.

       - Securities not listed on an exchange or securities in which there were no reported transactions will be valued at the mean between the last current closing bid and ask prices.

       - Securities or other assets for which reliable recent market quotations are not readily available will be valued at fair market value as determined in good faith by or under the direction of the Company's Board of Directors or a committee of the Board.

       All securities are valued in accordance with the above noted policies at the close of each business day.

    (B)FEDERAL INCOME TAXES

       Since the Portfolio's policy is to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders, no provision for income or excise taxes is required.

    (C)SECURITY TRANSACTIONS

       Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest, including amortization of discount and premium, is accrued as earned.

       Realized gains or losses are determined by specifically identifying the issue sold.

    (D)DIVIDEND POLICY

       The Portfolio will declare and distribute income dividends and capital gains distributions as may be required to qualify as a regulated investment company under the Internal Revenue Code. Generally, the Portfolio pays income dividends on a quarterly basis. All dividends and distributions will be reinvested automatically unless the shareholder elects otherwise.

    (E)USE OF ESTIMATES

       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

(3) RELATED PARTY TRANSACTIONS

    The Fund and Portfolio have retained Wallace R. Weitz & Company (the "Adviser") as their exclusive investment adviser. In addition, the Fund has an agreement with Weitz Securities, Inc. to act as distributor for the Portfolio's shares. Certain officers and directors of the Fund are also officers and directors of the Adviser and Weitz Securities, Inc.

    Under the terms of a management and investment advisory agreement, the Adviser receives a management fee equal to 1/2% per annum of the Portfolio's average daily net asset value. The Adviser has agreed to reimburse the Portfolio up to the amount of advisory fees paid to the extent that total expenses exceed 1% of the Portfolio's average annual daily net asset value.

    Under the terms of an administration agreement, certain services are being provided including the transfer of shares, disbursement of dividends, fund accounting and related administrative services of the Fund for which the Adviser is being paid a monthly fee. During the year ended September 30, 1996, the fee was calculated at an average annual rate of .25% of the Portfolio's average daily net assets, of which .19% was waived.

    Weitz   Securities,  Inc.  as  distributor,  received  no  compensation  for distribution of Fund shares.

    The Fund pays directors (other than directors who are also officers of the Adviser) an annual retainer of $2,000 and fees of $800 per board meeting attended and $200 per audit committee meeting attended, which are allocated to the various portfolios. During the six months ended September 30, 1996, the Fixed Income Portfolio paid directors' fees of $766.

(4) CAPITAL STOCK

    The Fund is authorized to issue a total of 100 million shares of common stock in series with a par value of $.001 per share. Ten million of these shares have been authorized by the Board of Directors to be issued in the series designated Fixed Income Portfolio shares, of which 1,526,926 shares are outstanding at September 30, 1996. The Board of Directors may authorize additional shares in other series of the Fund's shares without shareholder approval. Each share of stock will have a pro rata interest in the assets of the Portfolio to which the stock of that series relates and will have no interest in the assets of any other portfolio.

    Transactions in the capital stock of the Portfolio are summarized as follows:

                                                                       SIX MONTHS ENDED
                                                                        SEPT. 30, 1996      YEAR ENDED
                                                                          (UNAUDITED)     MARCH 31, 1996
                                                                       -----------------  --------------
Transactions in shares:
  Shares issued......................................................         265,117          770,638
  Shares redeemed....................................................        (332,949)        (406,925)
  Reinvested dividends...............................................          44,208           72,266
                                                                             --------     --------------
    Net increase.....................................................         (23,624)         435,979
                                                                             --------     --------------
                                                                             --------     --------------

(5) SECURITIES TRANSACTIONS

    Purchases and proceeds from maturities or sales of investment securities of the Portfolio, other than short-term securities, aggregated $3,068,496 and $2,361,457, respectively. The cost of investments is the same for financial reporting and Federal income tax purposes. At September 30, 1996, the aggregate gross unrealized appreciation and depreciation, based on cost for Federal income tax purposes, were $81,647 and $239,328, respectively.

    For Federal income tax purposes, the Portfolio has realized capital loss carryforwards of $460,967 available to offset future realized capital gains. To the extent that such carryforwards are used, no capital gains distributions will be made. The carryforwards expire as follows: March 31, 2000 - $25,694, March 31, 2001 - $31,035, March 31, 2002 - $35,365, March
    31, 2003 - $4,254, March 31, 2004 - $348,510, and March 31, 2005 - $16,109.

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                                       13

--------------------------------------------------------------------------------
     WEITZ SERIES FUND, INC.

BOARD OF DIRECTORS
  John W. Hancock
  Richard D. Holland
  Thomas R. Pansing, Jr.
  Delmer L. Toebben
  Wallace R. Weitz

OFFICERS
  Wallace R. Weitz, President
  Mary K. Beerling, Vice-President & Secretary
  Linda L. Lawson, Vice-President
  Richard F. Lawson, Vice-President

INVESTMENT ADVISER
  Wallace R. Weitz & Company

DISTRIBUTOR
  Weitz Securities, Inc.

CUSTODIAN
  Norwest Bank Nebraska, N.A.

TRANSFER AGENT AND DIVIDEND PAYING AGENT
  Wallace R. Weitz & Company

This report has been prepared for the information of shareholders of Weitz Series Fund, Inc. -- Fixed Income Portfolio and is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus which describes the Fund's objectives, policies and other information.